

MVB FINANCIAL

Investor Presentation

Raymond James Emerging Bank Symposium

September 5, 2019


MVB
MVB
MVB

Forward Looking Statements & Non-GAAP Financial Measures

This Presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of MVB Financial Corp. (the "Company") and its subsidiaries. When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this Presentation is subject to change.

The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company's operating performance and trends and to facilitate comparisons with the performance of the Company's peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

Our Why Statement

purpose:

/'pur-pose/ *noun* – the reason for which something is done or created or for which something exists

"Trusted Partners on the Financial Frontier – Committed to Your Success!"

MVB Values

Trust



Commitment



Teamwork



Adaptability


MVB

RLC



Our World Today

Disruption Creates Opportunities

- Uber vs. Yellow Top Cabs
- Netflix vs. Movie Theaters
- Fintech vs. Banking

MVB's "Blue Ocean" Strategy Embraces Disruption


NYC TAXI
HASSENFELD

"The Fintech tsunami is brewing and banks are becoming yellow top taxis in an Uber world - we must modernize or become irrelevant!"

-Larry F. Mazza, CEO & President MVB Financial Corp., June 2018

2019

MVB Today

The Financial Frontier

MVB is an innovative financial holding company that provides banking services to individuals and corporate clients in the Mid-Atlantic region, as well as Payment and Fintech Deposit clients throughout the United States.

Company Statistics

- NASDAQ: MVBF
- Market Cap: $198.7M [1]
- Total Assets: $1.8B [1]
- Book Value Per Share: $16.46 [1]
- Tangible Book Value Per Share: $14.84 [1,2]

Why MVB?

- Consistent Growth
- Long Term History of Strong Asset Quality
- Attractive Markets
- Culture for Talent Acquisition
- Forward-Thinking Approach to Fintech

$16.96 [1] - Low Multiple to Book / Downside Protection

(1) Market Cap, Total Assets, Book Value, Tangible Book Value, and Stock Price as of 06/30/19.
(2) Non-GAAP financial measure. Please see "Non-GAAP Reconciliations" in this presentation for details.

MVB Portfolio

Complementary Business Lines – Regional Lending with National Deposits



Commercial & Retail

- 12 banking centers in WV and 3 in NoVa
- **Commercial**: Loans, Deposits and Non-interest Income; 74% of loan portfolio
- **Retail**: Deposits, Interchange and Fee Income, Small Business Loans, and Consumer Loans



Mortgage

- Headquartered in Fairfax, VA
- 17 Loan production offices in select markets
- Non-interest Income, Loans, Deposits
- Five of the 10 wealthiest counties in the U.S. are located in the Washington D.C. metro area, according to the U.S. Census Bureau [1]
- Top 10 Largest Home Mortgage Lenders in Greater D.C. ranked by 2018 metro-area loan volume [2]


= Client presence

Fintech Payment & Deposit Services

- Sales team based in Salt Lake City
- Providing services to corporate clients
- Attractive deposit gathering "blue ocean" opportunities
- Dedicated team
- Potential for fee income revenue as partnerships grow
- Overarching focus on operational risk and compliance
- Separate vertical

(1) US News, 12/06/18.
(2) Washington Business Journal, 04/05/19.

Fintech Strategy Execution


Keep Up
Get Ahead
1. Offer Solutions to Strengthen Client Relationships
2. Utilize Productivity Enhancing Tools
Lower Risk, Common in Most Banks
GOAL
Increase Positive Exposure to Fintech trend drivers
3. Make Investments in Fintech Companies
4. Become Trusted Banking Partner for Fintech Companies
Higher Risk, Less Common in Banks

MVB Fintech Thesis

What We Do Well

Fintech

1. Identify a niche
2. Build a solution to meet the needs of users in niche
3. Generate revenue with a highly profitable business model
4. Scale quickly

Bank

1. Access to payment rails
2. FDIC insured deposits
3. All Fintech companies need a banking relationship

Technology company builds the technology and acquires users.

MVB holds the deposits and shares fee income.

Fintech Investment **Portfolio Performance**



206% IRR
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
(in thousands)
2016
2017
2018
Q2 2019
Cash Investment
Fair Value

Investments Focused on Strategic Partnerships

Fintech Differentiators "Distinct, Not Extinct"

2019 Growth Coming from Mix of NIB & Reasonably Priced IB Deposits

Current Portfolio Mix



Specialty Escrow 36%
Payments Processing 11%
Cryptocurrency 7%
Hospitality & Gaming 46%

Pipeline Mix



Cryptocurrency 3%
Specialty Escrow 10%
Hospitality & Gaming 4%
Digital Savings 7%
Payments Processing 76%

Future Portfolio Mix



Hospitality & Gaming 20%
Specialty Escrow 20%
Cryptocurrency 5%
Digital Savings 4%
Payments Processing 51%

Fintech Cost of Funds = 0.30%

How We Grow

- Insiders to Fintech industry clients and technology partners
- Robust pipeline
- Highly skilled & non-traditional bankers
- Fee enhancement opportunities
- Approximately 5% of Banks in the space
- Dedicated vertical focused only on Fintech Clients

How We Defend

- Barriers to entry
- Technical expertise
- Startup, "Yes, if" culture vs. traditional, "No, because" culture
- Needs based solution
- Long sales cycle
- Selected investments in high potential clients

Source: Company documents.

NIM Expansion – Outpacing Peers

Active Focus on NIM & Upward Trend



4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.09%
3.90%
3.79%
3.82%
3.64%
3.62%
108 bps
16 bps
3.41%
3.46%
3.27%
3.22%
3.07%
3.01%
2014
2015
2016
2017
2018
Q2 2019
MVBF
Regional Peers

Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion.
Peer data reflects the most recent data publicly available.

Deposit Growth with **NIB Focus**

NIB CAGR of 36% in under Five Years



19.64%
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Average Balance in thousands
20%
18%
15%
13%
11%
9%
7%
4%
2%
0%
NIB as a % of Total Deposits
$1,414,979
$1,231,091
$1,092,507
$1,121,580
$921,924
$771,004
8.15%
NIB/Total Deposits
2014
2015
2016
2017
2018
Q2 2019
NOW
Money market
Savings
IRAs
CDs
Noninterest bearing demand deposits
NIB deposits as a % of total deposits

Source: Company documents. Average balances

Strong Record of **Organic Growth**

Growth with Profitability Emphasis

$ in Millions

Total Assets



CAGR 17%
$2,000
$1,500
$1,000
$500
$-
$414
$533
$737
$987
$1,110
$1,384
$1,419
$1,534
$1,751
$1,833
2010
2011
2012
2013
2014
2015
2016
2017
2018
Q2 2019

Net Income



CAGR 35%
$20
$15
$10
$5
$-
$2.2
$2.7
$4.2
$4.0
$2.1
$6.8
$12.9 (1)
$7.6
$12.0
$5.4
$18.6 (2)
2010
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2018
YTD 2019

June 30, 2019 YoY Growth Highlights

Area	Percent Increase
Core Earnings	48.7%
Noninterest-bearing Deposits	65.0%
Service Fees	39.1%
Equity	21.0%
Net Interest Income	18.2%
Loans	9.2%
Fintech Investment Portfolio IRR	206.2%

Strong loan growth coupled with steady margin expansion and top-tier asset quality

Source: Company documents.
(1) 2016 net income includes $3.9M relating to the sale of the insurance segment.
(2) 2019 net income includes $10.1M relating to the gain on a fintech investment and $446K relating to contingency income related to the 2016 sale of the insurance segment.

Financial Highlights

Q2 2019 Results

- **Net income** increased **443.2%** year-over-year
- **Net income** increased **88.0%** year-over-year, excluding the holding gain on equity securities (1)
- **Gross loans HFI** increased **9.2%** year-over-year
- **Deposits** increased **15.2%** year-over-year
- **Noninterest bearing deposits** increased **65.0%** year-over-year
- **Stockholders' equity** increased **21.0%** year-over year
- **Nonperforming loans** to total loans ratio of **0.51%**
- **Net charge-offs** to total loans ratio of **0.05%**
- **Cash dividends** of **$0.075** paid per share for YTD 2019

$ in thousands, except per share	Q2 2019	Q2 2018	FY 2018	FY 2017
Balance Sheet				
Total Assets	$1,833,018	$1,685,419	$1,750,969	$1,534,302
Gross Loans HFI	$1,326,682	$1,215,072	$1,304,366	$1,105,941
Total Deposits	$1,377,737	$1,195,868	$1,309,154	$1,159,580
Bank Capital (%)				
Tier 1 Leverage Ratio	10.77%	10.47%	10.24%	10.69%
Tier 1 Risk-Based & CET 1 Ratio	13.18%	12.94%	12.47%	13.44%
Risk-Based Capital Ratio	13.97%	13.80%	13.29%	14.22%
Asset Quality (%)				
NPAs / Assets (2)	0.45%	0.66%	0.53%	0.72%
NCOs / Loans	0.20%	0.01%	0.11%	0.13%
Reserves / Gross Loans HFI	0.84%	0.88%	0.84%	0.89%
Profitability				
Net Income to Common Shareholders	$15,255	$2,709	$11,514	$7,077
ROAA (3)	3.37%	0.70%	0.73%	0.52%
ROAE (3)	32.23%	7.40%	7.46%	5.23%
Noninterest Inc. / Operating Rev.	64.54%	46.03%	42.40%	47.44%
Net Interest Margin	3.46%	3.38%	3.41%	3.27%
Diluted EPS	$1.18	$0.25	$1.00	$0.68

Source: SEC filings and Company documents.
Note: Reserves / Loans excludes loans held for sale.
(1) Q2 2019 net income includes $10.1M from holding gains on equity securities.
(2) NPAs include non-accruing loans, 90+ days still accruing, and OREO.
(3) Q2 2019 includes $446K of net income from discontinuing operations. Excluding this income, ROAA and ROAE would have been 3.27% and 31.30%, respectively.

Simplified Capital Stack

December 31, 2016	June 30, 2019	September 30, 2019 (projected)


Common stock
58%
Retained earnings, AOCI, & Treasury stock
15%
Convertible Subordinated debt
16%
Trust preferred stock
2%
SBLF capital
5%
Convertible Preferred stock
4%


Common stock
60%
Retained earnings, AOCI, & Treasury stock
28%
Subordinated debt
6%
Trust preferred stock
2%
Preferred stock
4%


Common stock
64%
Retained earnings, AOCI, & Treasury stock
30%
Trust preferred stock
2%
Preferred stock
4%

Diversified Loan Portfolio

Growth & Active Management of Concentration Limits

Net Loans Held for Investment



$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
In millions
CRE %
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Commercial RE Loans as a % of Total Risk Based Capital
2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019
Net Loans HFI
CRE Loans as a % of Total Risk-Based Capital

Loan Portfolio Composition



Acquisition & Development - HVCRE 1%
Residential 21%
Acquisition & Development 5%
Home Equity 4%
Consumer 1%
Commercial Real Estate 31%
Commercial Business 37%

Source: Company documents and SNL Financial.

Commercial Real Estate Portfolio

Diversification within CRE Concentration

CRE Loans



Apartments - Market 14%
Apartments - Low Income 2%
Nursing Homes 28%
Storage Units 1%
Other 2%
Hotels 11%
Office 24%
Retail 18%

AD&C Loans



1-4 Family Residential Owner Occupied 48%
Apartments & Multifamily 1%
Commercial Development 15%
Office 8%
Personal Lot Loans 3%
Residential - Speculative 10%
Residential Development 12%
Retail 2%
Other 1%

Source: Company documents.

Consistent, Top Tier Asset Quality



Non-Performing Loans / Total Loans
3.40%
2.90%
2.40%
1.90%
1.40%
0.90%
0.40%
-0.10%
2.86% 2.92% 2.33% 2.24% 2.35% 1.93% 1.35% 0.95% 1.09%
0.88% 0.77% 0.14% 1.16% 0.99% 0.59% 0.88% 0.54% 0.51%
2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019
MVBF
Regional Peers



NCOs / Average Loans
0.65%
0.55%
0.45%
0.35%
0.25%
0.15%
0.05%
-0.05%
0.52% 0.60% 0.31% 0.18% 0.10% 0.22% 0.12% 0.11% 0.19%
0.35% 0.42% 0.25% 0.17% 0.07% 0.17% 0.12% 0.06% 0.05%
2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019
MVBF
Regional Peers



Loan Loss Reserves / Gross Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
1.53% 1.53% 1.43% 1.25% 1.23% 1.07% 0.92% 0.92% 0.89%
0.81% 0.91% 0.79% 0.78% 0.78% 0.86% 0.89% 0.84% 0.84%
2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019
MVBF
Regional Peers



NPAs / Assets
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.65% 2.61% 2.59% 2.16% 1.86% 1.71% 1.34% 0.77% 1.06%
0.65% 0.50% 0.12% 0.89% 0.76% 0.47% 0.72% 0.53% 0.45%
2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019
MVBF
Regional Peers

Note: Nonperforming assets include nonaccruals, OREO, and 90+ days past due.
Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion.
Peer data reflects the most recent data publicly available.

Retail Modernization

Channel Diversity

- Smaller branch footprint
- Strategic opportunities for banking centers
- Enhanced consumer lending, deposits and fee income
- 5 FTE Call Center manages 17 ITMs at 7 banking centers





Average Total Deposits per Branch

$99.0 Million (1)

Source: Company documents.
(1) Year-to-date average balance as of 06/30/19. Excludes branches opened in 2018.

High Quality & Consistently Profitable Mortgage Operations

Historical Volume Comparison



$2,000
$1,500
$1,000
$500
$-
$1,339
$1,643
$1,541
$1,447
$736
$743
2015
2016
2017
2018
YTD 2018
YTD 2019

Historical Profitability



$4,500
$3,000
$1,500
$-
$3,829
$3,062
$1,599
$1,953
$1,224
$2,237
2015
2016
2017
2018
YTD 2018
YTD 2019

Historical Pipeline Comparison



$300
$250
$200
$150
$100
$199
$208
$227
$178
$237
$207
$180
$138
$206
$209
$178
$126
$187
$244
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

2019 Dollar Volume by State (1)



NC/SC 32%
MD 8%
DC 8%
Other 5%
WV 5%
VA 42%

2019 Dollar Volume by Transaction Type (2)



Purchase, Construction Origination, & Construction Refinance 91%
Refinance 9%

Source: Company documents.
(1) Volume displayed by dollars closed.
(2) Volume displayed by number of loans closed.

Strategic & Opportunistic Talent Acquisition

An Independent Bank Mindset that Embraces a, "Yes, if" Culture

Acquisitions

- Susquehanna Branch 2008
- PMG 2012
- Acacia 2013
- BB&T Branches 2015

Lift Outs

- **BB&T** 2005, 12 Team Members
- **HNB** 2009- 2011, 11 Team Members
- **Wells Fargo Insurance** 2013, 23 Team Members, Sold in 2016
- **VA Commerce** 2013, 5 Team Members
- **Recent NoVa M&A Disruption** 2017/2018, 12 Team Members
- **Salt Lake City Fintech Office** 2019, 4 Team Members

Significant Management Ownership Drives Entrepreneurial Spirit

Full Coverage **Risk Management**

Investment in & Strong Attention to ERM



PRMIA Professional Risk Managers' International Association

MVB FINANCIAL

NEWS RELEASE

MVB Financial Corp. Partners with PRMIA to Develop an Effective Risk Appetite Statement Model

(FAIRMONT, W.Va.) May 29, 2019 – MVB Financial Corp. (MVB) (Nasdaq: MVBF), a $1.7 billion-dollar financial holding company headquartered in Fairmont, W.Va., continues to experience significant growth in the financial services arena driven by adaptive and forward-thinking leadership. MVB selected Professional Risk Managers' International Association (PRMIA), the premier association connecting risk professionals to best practices and supporting risk management in financial markets internationally, as a trusted partner in developing a process to formalize MVB's risk appetite statement.

"MVB is not your typical community bank and is very entrepreneurial in its strategy. Related to this growth and entrepreneurial approach, MVB made the strategic decision to significantly enhance its Enterprise-wide Risk Management (ERM) program," said Larry F. Mazza, CEO & President, MVB Financial.

Using the experience from MVB, the PRMIA Risk Appetite Statement Model is being refined so it can ultimately become an industry standard.

- MVB's Enterprise-wide Risk Management process is de-centralized, integrated and supported by a leadership driven risk culture.
- MVB partnered with PRMIA*, a "world wide" industry risk leader to develop a proprietary statistical approach, targeted to key risks on a risk-return basis to assess MVB risk levels and develop MVB's Risk Appetite Statement.
- MVB's Risk Appetite Statement succinctly links to MVB's 3.0 Strategic Plan to ensure proper monitoring and management of risks and related opportunities.
- Full Office of Risk Management with additional expertise in Fintech compliance & risk analysis

*PRMIA = Professional Risk Management International Association is a non-profit global risk organization with over 50,000 members.

Addressing **Risk Management**

Cost of Investing in the Future & Scalability

Risk	Mitigation
Mortgage Volatility	o Diversified geographic portfolio o Overhead management o High quality loans o Purchased loan focus
CRE Concentration	o History of strong asset quality o Management and monitoring of concentration levels o Includes owner occupied 1-4 family portfolio = $74.7M or 36% of capital
Compliance/Regulatory Risk	o Investment in team o Continuous communication with regulators o Technical expertise and experienced Fintech industry partners o Investing in regulatory technology enhancing compliance monitoring systems
Payment & Fintech Deposit Client Retention	o Building moats around clients o Extensive diligence for both parties adding to difficulty to switch o Early adopter advantage o Long technical sales cycle
Deposit Concentration & Seasonality	o Limits on total accepted per client and industry o Increased liquidity in investment portfolio o Syndicate deposits
Operating Efficiency	o Modern, efficient branch network o Technology focus o Increased due to Mortgage subsidiary o Fee income expansion

MVB's Performance Reflects "THE PRICE OF GROWTH"

Analysts Positive on MVB Story

HOVDE GROUP	April 8, 2019 – The specialty deposit play is the unique aspect of the story. The entrepreneurial bent of the management team – particularly the CEO – is among the more intriguing aspects of the MVBF story… The company has pursued a progressive approach to Fintech, given the CEO's stated belief that banks are rapidly "becoming yellow top taxis in an Uber world" and that the industry "must modernize or risk losing our relevance in the market." **Clearly, the strategy seems to be working well, as MVBF has emerged as a preferred bank of Fintech companies, and the results are noticeable and needle-moving.**
KBW	January 8, 2019 – *Improvement in Profitability Presents Self-Help Story.* **MVBF presents a unique opportunity to invest in a bank that has the potential to continue to improve profitability over the next few years…** We are attracted to MVBF's strategy to close the profitability gap with peers, gain market share in its Virginia and West Virginia markets through recent strategic team lift-outs, and position itself as the partner of choice for Fintech companies as a means of improving the company's core funding profile.
TOM BROWN'S BANKSTOCKS.COM INSIDE FINANCIAL SERVICES	June 7, 2019 – Sports betting is a $140 billion business that states are steadily in the process of legalizing. The industry's growth is extremely bright. MVB is at the nexus of it all… **MVB is going to be a fascinating company to watch in the coming years** as it moves to put itself at the center of several emerging fast-growing industries.
SANDLER O'NEILL + PARTNERS	April 12, 2019 – …net interest margin expansion, strong loan growth and solid cost control are expected to act as the primary forces leading to an increase in return on average assets and return on average equity… **Cucharale expects the company to generate 15% earnings growth in 2019 and 13% in 2020, well above that of the company's peers.**


Think
Bigger

Q&A Session

Thank You for Joining Us Today

Appendix: Non-GAAP Reconciliation

NONINTEREST INCOME / OPERATING REVENUE				
	For the year ended,		For the quarter ended,	
(Dollars in Thousands)	12/31/2017	12/31/2018	06/30/2018	06/30/2019
Total Noninterest Income	$ 40,706	$ 38,640	$ 10,795	$ 26,387
Less: Realized Gain on Securities	(731)	(327)	(0)	57
Operating Noninterest Income	**$ 39,975**	**$ 38,313**	**$ 10,795**	**$ 26,444**
Net Interest Income	$ 44,297	$ 52,054	$ 12,655	$ 14,529
Plus: Operating Noninterest Income	39,975	38,313	10,795	26,444
Operating Revenue	**$ 84,272**	**$ 90,367**	**$ 23,450**	**$ 40,973**
Operating Noninterest Income	$ 39,975	$ 38,313	$ 10,795	$ 26,444
÷ Operating Revenue	84,272	90,367	23,450	40,973
Noninterest Income / Operating Revenue (%)	**47.44%**	**42.40%**	**46.03%**	**65.54%**

TANGIBLE BOOK VALUE PER SHARE	
	For the quarter ended,
(Dollars in Thousands)	06/30/2019
Goodwill	$ 18,480
Core Deposit Intangibles	504
Total Intangibles	**$ 18,984**
Total Equity	$ 200,677
Less: Preferred Equity	(7,834)
Less: Total Intangibles	(18,984)
Tangible Common Equity	**$ 173,859**
Tangible Common Equity	$ 173,859
÷ Common Shares Outstanding (000s)	11,713
Tangible Book Value per Share ($)	**$ 14.84**

Source: SEC filings and Company documents.


MVB Bank

Contact Us

MVB Financial Corp.
301 Virginia Avenue
Fairmont, WV 26554
(304) 363-4800

Investor Relations
Lisa McCormick
MVB Financial Corp.
(304) 367-8697